SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act

July 18, 2007

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Date of Report

(Date of Earliest Event Reported)

HUTTON HOLDINGS CORPORATION

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(Exact Name of Registrant as Specified in its Charter)

Nevada                   000-51724                 87-1578749

(State or other Jurisdiction)  (Commission File No.)   (IRS Employer I.D. No.)

3945 S. Wasatch Blvd. #282

Salt Lake City, Utah 841214

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(Address of Principal Executive Offices)

(801)-244-2423

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(Registrant's Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐

Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR

            240.14a-12(b))

☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange

           Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange

           Act (17 CFR 240.13e-4(c))

ITEM 4.01.  CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

As approved by the Registrant’s Board of Directors on July 18, 2007, the accounting firm of Madsen Bros. & Associates (“Madsen”) was engaged to take over the audit responsibilities from Robison, Hill &Co.  (“Robison”) and Robison was dismissed on that same date.

During the Registrant's two most recent fiscal years and any subsequent interim period prior to the engagement of Madsen, the Registrant (or someone on its behalf) has not consulted with Madsen, or any other auditor, regarding any accounting or audit concerns, to include, but not by way of limitation, those stated in Item 304(a)(2) of Regulation S-B.

Robison had been appointed on January 31, 2006 as the Registrant’s independent auditor.

During the period that Robison served as the Registrant’s independent auditor and through the date of dismissal, the Registrant has not had any disagreements with Robison, whether resolved or not resolved, on any matter of accounting principals or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to said accountants' satisfaction, would have caused it to make reference to the subject matter of the disagreements(s) in connection with its report.

Registrant has provided the information required to comply with Item 304(a)(3) of Regulation S-B to Robison and requested that Robison furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of Robison’s letter dated July 18, 2007, is filed as Exhibit 16 to this Current Report on Form 8-K.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

Exhibit

Number

 Description

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Exhibit 16.1.

Letter to the Securities and Exchange Commission from Robison, Hill & Co. dated July 18, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: July 18, 2007            HUTTON HOLDINGS CORPORATION.

/s/ Lau Hing Bun

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By: Lau Hing Bun

Its: Director